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                                                                 EXHIBIT 10(ddd)


                                                                  EXECUTION COPY


                                 WAIVER TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                 This WAIVER dated as of March 4, 1994 (this "Waiver"), is to the Second Amended and Restated Credit Agreement, dated as of May 4, 1992 (as amended, supplemented or otherwise modified from time to time, the "Second Restated Agreement"), among THE MORNINGSTAR GROUP INC., a Delaware corporation (the "Company"), the financial institutions from time to time parties to the Second Restated Agreement (the "Lenders"), THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, NEW YORK BRANCH, as agent for the Lenders (in such capacity, the "Agent"), and BANQUE PARIBAS, HOUSTON AGENCY, as co-agent for the Lenders (in such capacity, the "Co-Agent").


                             W I T N E S S E T H :


                 WHEREAS, the Company, the Lenders, the Agent and the Co-Agent are parties to the Second Restated Agreement pursuant to which the Lenders have agreed to make, and have made, extensions of credit to the Company; and

                 WHEREAS, the Company has asked the Lenders to waive a certain financial covenant contained in the Second Restated Agreement, and the Lenders are willing to waive the covenant in the manner provided for herein;

                 NOW, THEREFORE, in consideration of the premises and mutual covenants provided for herein, it is hereby agreed as follows:

                 1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Second Restated Agreement.

                 2. WAIVER. By their execution hereof, each of the Lenders hereby waives the provision of Section 5.03(a) requiring that the Company have a Consolidated Net Worth as of the end of the fiscal year ending December 31, 1993 of not less than (i) the Consolidated Net Worth as of the end of the first fiscal month following the Effective Date plus (ii) $11,000,000. Compliance with such covenant is waived by the Lenders solely for the fiscal year ending December 31, 1993, and such covenant shall remain in full force and effect with respect to all other fiscal years.
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                 3.       CONDITIONS TO EFFECTIVENESS.  This Waiver shall
become effective upon the receipt by the Agent of counterparts of this Waiver, duly executed and delivered by an authorized officer of the Company and the Required Lenders.

                 4. REPRESENTATIONS AND WARRANTIES. The Company hereby confirms that the representations and warranties contained in the Second Restated Agreement are true and correct as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct on as of such earlier date.

                 5. CONTINUING EFFECT OF THE SECOND RESTATED AGREEMENT. This Waiver shall not constitute a waiver of any provision not expressly referred to herein and shall not be construed as a waiver or consent to any action on the part of the Company that would require a waiver or consent of the Lenders or of the Agent or Co-Agent except as expressly stated herein. Except as expressly modified hereby, the provisions of the Second Restated Agreement are and shall remain in full force and effect.

                 6. COUNTERPARTS. This Waiver may be executed by all parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                 7. HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Waiver are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Waiver.

                 8. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.





                             SIGNATURE PAGE FOLLOWS





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                 IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered in New York, New York by their proper and duly authorized officers as of the date and year first above written.


                                        THE MORNINGSTAR GROUP INC.,
                                        a Delaware corporation


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________



                                        LENDERS:

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        BANQUE PARIBAS, HOUSTON AGENCY

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        CITICORP USA, INC.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________





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                                        THE DAIWA BANK, LTD.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        NATIONSBANK OF TEXAS, N.A.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        CONTINENTAL BANK N.A.

                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________


                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By:________________________________
                                           Name:___________________________
                                           Title:__________________________





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